Accounts Receivable	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Accounts Receivable
ACCOUNTS RECEIVABLE:
We have an agreement to sell accounts receivable on an uncommitted basis (subject to pre-determined limits by customer) to two third-party banks. In March 2017, based on a review of our requirements, we amended this agreement to reduce its overall capacity from $250.0 to $200.0. The term of this agreement has been annually extended in recent years (including in November 2017) for additional one-year periods (and is currently extendable to November 2019 under specified circumstances), but may be terminated earlier as provided in the agreement. At December 31, 2017, $80.0 of accounts receivable were sold under this program (December 31, 2016 — $50.0). We continue to collect cash from our customers and remit the cash to the banks once it is collected.
At December 31, 2017, we also sold $52.3 of accounts receivable under a customer's supplier financing program (December 31, 2016 — $51.4), pursuant to which participating suppliers may sell accounts receivable from such customer to a third-party bank on an uncommitted basis in order to receive earlier payment. We utilized this program (commencing in the fourth quarter of 2016) to substantially offset the effect of extended payment terms required by such customer after October 1, 2016 on our working capital for the period. The third-party bank collects the relevant receivables directly from the customer.
The accounts receivable sold under both of these programs are de-recognized from our accounts receivable balance and removed from our consolidated balance sheet, and the proceeds are reflected as cash provided by operating activities in our consolidated statement of cash flows. Upon sale, we assign the rights to the accounts receivable to the banks. We pay interest charges which we record in finance costs in our consolidated statement of operations.